                                                                  EXHIBIT 10(hh)

                           AMENDMENT NUMBER FIVE TO
                          LOAN AND SECURITY AGREEMENT

          This AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of October 30, 1998, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and FRI-MRD Corporation, a Delaware corporation ("FRI-MRD"), El Torito Restaurants, Inc., a Delaware corporation ("El Torito"), and Chi-Chi's, Inc., a Delaware corporation ("Chi-Chi's"), on the other hand, with reference to the following facts:

     A. Foothill, on the one hand, and El Torito, Chi-Chi's, FRI-MRD, and certain of their Affiliates, on the other hand, heretofore have entered into that certain Loan and Security Agreement, dated as of January 10, 1997 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

     B. El Torito and Chi-Chi's (individually and collectively, jointly and severally, "Borrower"), FRI-MRD, and Foothill desire to amend the Agreement as set forth in this Amendment; and

     C. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill, Borrower and FRI-MRD hereby agree as follows:

          1.   Amendments to the Agreement.
               ---------------------------

               a.   Section 1.1 of the Agreement hereby is amended by adding or
                    -----------
modifying, as the case may be, the following definitions:

               "HGI Subsidiaries" means those Persons identified on Schedule
                ----------------                                    --------
5.18 of the Agreement.
----

               "KKR Subsidiaries" means those Persons identified on
Schedule 5.19 of the Agreement .
-------------
               b.   The following is added as a new Section 5.18 to the
                                                    ------------
Agreement:

     5.18 HGI Subsidiaries. Except as set forth on Schedule 5.18, the HGI
                                                   -------------
Subsidiaries have no liabilities, properties or assets, or engage in any business activities.

               c.   The following is added as a new Section 5.19 to the
                                                    ------------
Agreement:

          5.19  KKR Subsidiaries. Except as set forth on Schedule 5.19, the KKR
                                                         -------------
          Subsidiaries have no liabilities, properties or assets, or engage in any business activities.

                    d.  The following is added as a new Section 7.22 to the
                                                        ------------
          Agreement:

          7.22  HGI Subsidiaries. Permit, except as set forth on Schedule 5.18,
                                                                 -------------
          the HGI Subsidiaries to incur any liabilities, or to hold any properties or assets, or to engage in any business activities.

                    e.  The following is added as a new Section 7.23 to the
                                                        ------------
          Agreement:

          7.23  KKR Subsidiaries. Permit, except as set forth on Schedule 5.19,
                                                                -------------
          the KKR Subsidiaries to incur any liabilities, or to hold any properties or assets, or to engage in any business activities.

                    f.  Schedule 5.18 and Schedule 5.19 are hereby incorporated
                        -------------     -------------
          into the Agreement by this reference.

               2.   Conditions Precedent to the Effectiveness of this Amendment.
                    -----------------------------------------------------------
The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

                    a. Foothill shall have received a certificate from the Secretary of each of Borrower and FRI-MRD attesting that all of the HGI Subsidiaries, as set forth on Schedule 5.18 of the Agreement, as hereby amended,
                              -------------
have no liabilities, properties or assets, or engage in any business activities, except as set forth on Schedule 5.18 of the Agreement, as hereby amended.
                       -------------

                    b. Foothill shall have received a certificate from the Secretary of each of Borrower and FRI-MRD attesting that all of the KKR Subsidiaries, as set forth on Schedule 5.19 of the Agreement, as hereby amended,
                              -------------
have no liabilities, properties or assets, or engage in any business activities, except as set forth on Schedule 5.19 of the Agreement, as hereby amended.
                       -------------

                    c. Foothill shall have received the reaffirmation and consent attached hereto as Exhibit A, duly executed by each Guarantor, and such
                           ---------
document shall be in full force and effect;

                    d. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                    e. After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

          f. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, any Guarantor, Foothill, or any of their Affiliates; and

          g. No material adverse change shall have occurred in the financial condition of Borrower, FRI-MRD, any Guarantor, or in the value of the Collateral.

     2A.  Conditions Subsequent. As a condition subsequent to the effectiveness
          ---------------------
of this Amendment, each of FRI-MRD and Borrower shall perform or cause to be performed the following (the failure by FRI-MRD or Borrower to so perform or cause to be performed constituting an Event of Default under the Agreement):

          a. Anything in Section 2.2 of the Security Agreement, dated as of October 30, 1998 (the "KKR Security Agreement"), entered into between KKR and Foothill to the contrary notwithstanding, within 30 days after the date of consummation of the KKR Merger, KKR shall (i) execute and deliver to Foothill a stock pledge agreement (substantially in the form of the Stock Pledge Agreement executed and delivered by Chi-Chi's with respect to the Stock of the Chi-Chi's Subsidiaries), and (ii) deliver to Foothill possession of the original Stock certificates respecting 65% of the issued and outstanding shares of Stock of 1170060 Ontario Limited;

          b. Anything in Section 2.2 of the KKR Security Agreement to the contrary notwithstanding, within 30 days after the date of consummation of the KKR Merger, with respect to each KKR Subsidiary in existence as of the date of consummation of the KKR Merger (other than 1170060 Ontario Limited), KKR shall
(i) merge such KKR Subsidiary with and into KKR, with KKR being the surviving Person, (ii) merge such KKR Subsidiary into another KKR Subsidiary, (iii) dissolve such KKR Subsidiary, or (iv) deliver to Foothill possession of the original Stock certificates of such KKR Subsidiary respecting all of the issued and outstanding shares of Stock of such KKR Subsidiary; and

          c. Within 120 days after the date of consummation of the KKR Merger, Foothill shall have received evidence, satisfactory to Foothill in its sole discretion, that the obligations of KKR guaranteeing the obligations under certain mortgages of certain Persons in which KKR owns an equity interest under have been terminated. Anything in the Loan Agreement or other Loan Documents to the contrary notwithstanding, for such 120 day period, such obligations of KKR shall not constitute an Event of Default to the extent that (i) the aggregate amount of such obligations do not exceed $1,750,000, (ii) such obligations were in existence as of the date of consummation of the KKR Merger, and (iii) such obligations have been disclosed to Foothill.

          3.   Representations and Warranties. Each of Borrower and FRI-MRD
               ------------------------------
hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's and FRI-MRD's legal, valid, and binding obligation, enforceable against Borrower and FRI-MRD in accordance with its terms.

          4.  Effect on Agreement. The Agreement, as amended hereby, shall be
              -------------------
and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          5.  Choice of Law and Venue; Jury Trial Waiver. Section 13 of the
              ------------------------------------------
Agreement is incorporated herein by this reference as though fully set forth herein.

          6.  Miscellaneous.
              -------------

              a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

              b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

              c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


                 [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                             FRI-MRD CORPORATION,
                             a Delaware corporation

                             By  /s/ ROBERT T. TREBING, JR.
                                 ------------------------------------
                             Title: PRESIDENT
                                   ----------------------------------

                             EL TORITO RESTAURANTS, INC.,
                             a Delaware corporation

                             By  /s/ ROBERT T. TREBING, JR.
                                 ------------------------------------
                             Title: VICE PRESIDENT
                                   ----------------------------------

                             CHI-CHI'S INC.,
                             a Delaware corporation

                             By  /s/ ROBERT T. TREBING, JR.
                                 ------------------------------------
                             Title: VICE PRESIDENT
                                   ----------------------------------

                             FOOTHILL CAPITAL CORPORATION,
                             a California corporation

                             By  /s/ KEVIN M. COYLE
                                 ------------------------------------
                             Title: SENIOR VICE PRESIDENT
                                   ----------------------------------

                                     -S-1-

                                 SCHEDULE 5.18
                                 -------------

                               HGI Subsidiaries.
                               -----------------

================================================================================
       Entity                                            Assets
       ------                                            ------
--------------------------------------------------------------------------------
H.H.K. of Virginia, Inc.                     Non-assignable liquor licenses
--------------------------------------------------------------------------------
H.H. of Maryland, Inc.                       Non-assignable liquor licenses
================================================================================


                                 Schedule 5.18

                                 SCHEDULE 5.19
                                 -------------

                               KKR Subsidiaries.
                               -----------------

   =========================================================================
             Entity                                   Assets
             ------                                   ------
   -------------------------------------------------------------------------
   Arrosto Coffee Company, Inc.          Certain trademark rights in Canada
   -------------------------------------------------------------------------
   Arrosto Coffee Company                None
   Franchising, Inc.
   -------------------------------------------------------------------------
   A.C.C. Las Vegas LLC                  None
   -------------------------------------------------------------------------
   CMM Dissolution, Inc.                 Certain trademark rights in Canada
   -------------------------------------------------------------------------
   Color Me Mine SW, LLC                 None
   -------------------------------------------------------------------------
   Caulk 'N Paw                          None
   -------------------------------------------------------------------------
   Lean Chick - 792 Lexington, Inc.      None
   -------------------------------------------------------------------------
   Food-Eez, Inc.                        None
   -------------------------------------------------------------------------
   Koo Koo Roo Licensing Systems,        None
   Inc.
   -------------------------------------------------------------------------
   1170060 Ontario Limited               None
   =========================================================================


                                 Schedule 5.19